   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 3, 1998

                                                     REGISTRATION NO. 333-49773

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                             AMENDMENT NO. 3
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                            CONRAD INDUSTRIES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------

      DELAWARE                       3730                   72-1416999
   (STATE OR OTHER       (PRIMARY STANDARD INDUSTRIAL    (I.R.S. EMPLOYER
   JURISDICTION OF        CLASSIFICATION CODE NUMBER) IDENTIFICATION NUMBER)
  INCORPORATION OR
    ORGANIZATION)

                               ----------------

                               1501 FRONT STREET
                                 P.O. BOX 790
                             MORGAN CITY, LA 70381
                                (504) 384-3060
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                              WILLIAM H. HIDALGO
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               1501 FRONT STREET
                                 P.O. BOX 790
                             MORGAN CITY, LA 70381
                                (504) 384-3060
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------

                                  copies to:

     THOMAS P. MASON                                L. R. MCMILLAN, II
 ANDREWS & KURTH L.L.P.                          JONES, WALKER, WAECHTER,
 600 TRAVIS, SUITE 4200                            POITEVENT, CARRERE &
  HOUSTON, TEXAS 77002                                DENEGRE, L.L.P.
     (713) 220-4200                         201 ST. CHARLES AVENUE, 51ST FLOOR
   FAX: (713) 220-4285                       NEW ORLEANS, LOUISIANA 70170-5100
                                                      (504) 582-8000

                               ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]


                               ----------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

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                             EXPLANATORY NOTE

  This Amendment No. 3 to the Registration Statement is made for the purpose of including additional exhibits to the Registration Statement as set forth below under Item 16, which is amended to reflect these additional exhibits.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (a) Exhibits

 EXHIBIT
  1.1+    -- Form of Underwriting Agreement.
  3.1+    -- Form of Amended and Restated Certificate of Incorporation.
  3.2+    -- Form of Amended and Restated Bylaws.
  4.1     -- Specimen Common Stock Certificate (Incorporated herein to the
             Company's registration statement on Form 8-A).
  4.2+    -- Form of Registration Rights Agreement by and among the Company, J.
             Parker Conrad, John P. Conrad, Jr., Katherine C. Court, The John
             P. Conrad, Jr. Trust, The Daniel T. Conrad Trust, The Glenn Alan
             Conrad Trust, The Kenneth C. Conrad Trust, The Katherine C. Court
             Trust, The James P. Court Trust, William H. Hidalgo, and Cecil A.
             Hernandez.
  4.3+    -- Form of Registration Rights Agreement between the Company and
             Morgan Keegan & Company, Inc.
  5.1+    -- Opinion of Andrews & Kurth L.L.P. as to the legality of the securities being registered.
 10.1+    -- Stock Purchase Agreement, dated as of December 12, 1997, by and among Conrad, Orange Shipbuilding, Thomas E. Clary, Robert D.
             Clary and George B. Clary.
 10.2+    -- Loan Agreement, dated as of March 19, 1998, by and among Whitney
             National Bank, Conrad and Orange Shipbuilding.
 10.3+    -- Loan Agreement (the Revolving Credit Facility), dated as of May
             22, 1998, by and among Whitney National Bank, Conrad and Orange
             Shipbuilding.
 10.4+    -- Stock Exchange Agreement, dated as of March 31, 1998, by and among the Company, Conrad, Orange Shipbuilding, John P. Conrad, Jr.,
             Katherine C. Court, The John P. Conrad, Jr. Trust, The Daniel T.
             Conrad Trust, The Glenn Alan Conrad Trust, The Kenneth C. Conrad
             Trust, The Katherine C. Court Trust, The James P. Court Trust,
             William H. Hidalgo and Cecil A. Hernandez.
 10.5+    -- Conrad Industries, Inc. 1998 Stock Plan.
 10.6+    -- Form of Officer and Director Indemnification Agreement.
 10.7+    -- Form of Employment Agreement between Conrad and J. Parker Conrad.
 10.8+    -- Form of Employment Agreement between Conrad and John P. Conrad,
             Jr.
 10.9+    -- Form of Employment Agreement between Conrad and William H.
             Hidalgo.
 10.10+   -- Form of Employment Agreement between Conrad and Cecil A.
             Hernandez.
 10.11+   -- Form of Employment Agreement between Orange and Ralph C. Thon.
 10.12+   -- Form of Warrant Agreement between the Company and Morgan Keegan &
             Company, Inc.
 16.1+    -- Letter from Darnall, Sikes & Frederick CPAs re change in accountants.
 21.1*    -- List of Subsidiaries.
 23.1+    -- Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1).
 23.2+    -- Consent of Deloitte & Touche LLP.
 23.3+    -- Consent of Michael J. Harris to be named as nominee.
 23.4+    -- Consent of Louis J. Michot, Jr. to be named as nominee.
 25.5+    -- Consent of Richard E. Roberson, Jr. to be named as nominee.
 24.1+    -- Powers of Attorney (included on the signature page contained in
             Part II of the Registration Statement).
 27.1+    -- Financial Data Schedule
 27.2*    -- Financial Data Schedule (Interim).

--------
 + Previously filed.
 * Filed herewith.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN MORGAN CITY, LOUISIANA, ON JUNE 3, 1998.

                                          CONRAD INDUSTRIES, INC.

                                          By:    /s/ William H. Hidalgo
                                             ----------------------------------
                                                   William H. Hidalgo
                                              President and Chief Executive
                                                         Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                      TITLE
                                                                     DATE

                 *
                                     Co-Chairman of the         June 3, 1998
                                      Board of Directors
-----------------------------------
         J. Parker Conrad

                 *
                                     Co-Chairman of the         June 3, 1998
                                      Board of Directors
-----------------------------------
        John P. Conrad, Jr.

     /s/ William H. Hidalgo          President, Chief           June 3, 1998
-----------------------------------   Executive Officer and
        William H. Hidalgo            Director (Principal
                                      Executive Officer)

     /s/ Cecil A. Hernandez          Vice President--           June 3, 1998
-----------------------------------   Finance and
        Cecil A. Hernandez            Administration, Chief
                                      Financial Officer and
                                      Director (Principal
                                      Financial and
                                      Accounting Officer)

     /s/ Cecil A. Hernandez
-----------------------------------
        Cecil A. Hernandez,
         Attorney-in-Fact

                                      II-3